UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2018
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company's 2018 Annual Meeting of Shareholders was held on May 17, 2018. Below are the final vote results from the meeting.
Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gerard J. Arpey	802,481,108	8,741,116	1,270,577	199,503,637
Ari Bousbib	800,662,384	10,540,793	1,289,624	199,503,637
Jeffery H. Boyd	806,783,607	4,402,153	1,307,041	199,503,637
Gregory D. Brenneman	793,372,810	16,923,783	2,196,208	199,503,637
J. Frank Brown	808,375,050	2,810,935	1,306,816	199,503,637
Albert P. Carey	800,290,009	10,960,712	1,242,080	199,503,637
Armando Codina	785,713,380	20,130,978	6,648,443	199,503,637
Helena B. Foulkes	807,233,848	4,094,336	1,164,617	199,503,637
Linda R. Gooden	801,918,287	9,425,353	1,149,161	199,503,637
Wayne M. Hewett	808,535,965	2,685,099	1,271,737	199,503,637
Stephanie C. Linnartz	808,891,109	2,434,342	1,167,350	199,503,637
Craig A. Menear	779,286,699	27,148,964	6,057,138	199,503,637
Mark Vadon	808,837,017	2,359,027	1,296,757	199,503,637
Proposal 2: The appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2018 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
988,501,179	21,045,906	2,449,353	N/A
Proposal 3: An advisory vote on executive compensation ("Say-on-Pay") was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
787,144,627	21,721,390	3,626,784	199,503,637
Proposal 4: A shareholder proposal regarding the preparation of a semi-annual report on political contributions was not properly presented at the meeting, as neither the shareholder proponent nor a qualified representative of the proponent attended to present the proposal.
Proposal 5: A shareholder proposal regarding EEO-1 disclosure was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
369,511,832	396,092,478	46,888,491	199,503,637
Proposal 6: A shareholder proposal to reduce the threshold for calling special shareholder meetings was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
356,123,283	452,979,321	3,390,197	199,503,637
Proposal 7: A shareholder proposal regarding amendment of the Company's compensation clawback policy was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
351,797,605	456,491,045	4,204,151	199,503,637

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Teresa Wynn Roseborough
Name:	Teresa Wynn Roseborough
Title:	Executive Vice President, General Counsel & Corporate Secretary
Date: May 23, 2018

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